Anfield Capital Diversified Alternatives ETF
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2021

Shares		Fair Value

	COMMON STOCKS - 6.8%
	FINANCIALS - 4.6%
46,115	Blackstone Group, Inc.	$ 3,098,467

	LISTED BUSINESS DEVELOPMENT COMPANIES - 2.2%
88,529	Ares Capital Corp.	1,531,552

	TOTAL COMMON STOCKS (Cost $3,275,138)	4,630,019

	CLOSED-END FUNDS - 17.4%
61,476	AllianzGI Equity & Convertible Income Fund *	1,707,803
210,591	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	3,129,382
130,695	Flaherty & Crumrine Preferred & Income Securities Fund, Inc.	2,923,647
239,521	Oxford Lane Capital Corp.	1,492,216
72,050	PIMCO Corporate & Income Strategy Fund	1,238,540
49,534	PIMCO Income Opportunity Fund	1,235,873
	TOTAL CLOSED-END FUNDS (Cost $10,619,849)	11,727,461

	EXCHANGE TRADED FUNDS - 63.5%
	BROAD MARKET - 6.7%
14,104	iShares Edge MSCI USA Size Factor ETF	1,552,004
37,150	First Trust NASDAQ Clean Edge Green Energy Index Fund	2,967,171
		4,519,175
	CONSERVATIVE ALLOCATION - 1.8%	.
75,186	Amplify High Income ETF	1,200,720

	EMERGING MARKETS - 5.5%
53,960	Emerging Markets Internet and Ecommerce ETF	3,729,715

	EQUITY HEDGE DIVERSIFIED - 2.5%
37,257	First Trust Exchange-Traded Fund III-First Trust Long/Short Equity ETF	1,671,722

	FIXED INCOME EMERGING MARKET - 1.9%
11,417	iShares JP Morgan USD Emerging Markets Bond ETF	1,299,825

	HEALTHCARE - 9.7%
28,450	ARK Genomic Revolution ETF	2,899,909
26,735	Invesco Dynamic Biotechnology & Genome ETF	2,023,433
21,323	iShares Global Healthcare ETF	1,638,246
		6,561,588
	INDEX RELATED - 5.2%
43,002	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF	1,374,774
24,963	SPDR Bloomberg Barclays Convertible Securities ETF	2,111,620
		3,486,394
	LARGE-CAP - 2.4%
10,000	AdvisorShares STAR Global Buy-Write ETF	364,108
60,873	Invesco S&P 500 BuyWrite ETF	1,244,244
		1,608,352
Anfield Capital Diversified Alternatives ETF
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
January 31, 2021

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 63.5% (Continued)
	MATERIALS - 4.6%
21,221	iShares Global Materials ETF	$ 1,708,078
28,450	VanEck Vectors Junior Gold Miners ETF	1,424,776
		3,132,854
	PRECIOUS METALS - 3.1%
10,078	Aberdeen Standard Physical Palladium Shares ETF *	2,099,953

	PREFERRED - 4.8%
86,387	iShares Preferred & Income Securities ETF	3,269,748

	RETAIL - 10.3%
19,500	Amplify Online Retail ETF	2,417,220
54,800	Global X Video Games & Esports ETF	1,771,684
28,992	ProShares Long Online/Short Stores ETF	2,743,223
		6,932,127
	TECHNOLOGY - 5.0%
12,601	First Trust Cloud Computing ETF	1,245,105
39,250	WisdomTree Cloud Computing Fund *	2,109,295
		3,354,400

	TOTAL EXCHANGE TRADED FUNDS (Cost $32,472,586)	42,866,573

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 6.0%
8,220	American Tower Corp.	1,868,899
13,700	Crown Castle International Corp.	2,181,862
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $3,962,659)	4,050,761

	TOTAL INVESTMENTS - 93.7% (Cost $50,330,232)	$ 63,274,814
	OTHER ASSETS LESS LIABILITIES - 6.3%	4,261,272
	NET ASSETS - 100.0%	$ 67,536,086

* Non-income producing securities.
ETF - Exchange Traded Fund
NASDAQ - National Association of Securities Dealers Automated Quotations
SPDR - Standard and Poor's Depository Receipt

Anfield Capital Diversified Alternatives ETF
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2021

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding.Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued using the "fair value" procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Anfield Capital Diversified Alternatives ETF
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
January 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2021 for the Fund's assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$4,630,019	$-	$-	$4,630,019
Closed-End Funds	11,727,461	-	-	11,727,461
Exchange Traded Funds	42,866,573	-	-	42,866,573
Real Estate Investment Trusts (REITs)	4,050,761	-	-	4,050,761
Total	$63,274,814	$-	$-	$63,274,814

* Refer to the Schedule of Investments for classifications
** Net unrealized appreciation (depreciation) of futures contracts is reported in the above table.
The Fund did not hold any Level 3 securities during the period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which it invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Certain risks of the Fund are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Investment Companies and ETFs Risks - When the Fund invests in other investment companies, including ETFs and closed-end funds, it will bear additional expenses based on its pro rata share of other investment company's or ETF' s operating expenses, including management fees in addition to those paid by the Fund. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund will also incur brokerage costs when it purchases and sells ETFs.

Underlying Fund Risk – Other investment companies including ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Fund.

Derivatives Risk - The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Business Development Companies (“BDC”) Risk - BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC.

ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:

Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
Anfield Capital Diversified Alternatives ETF
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
January 31, 2021

Trading Issues. Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

· In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.
· The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.
· When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.
· In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk - The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Fund’s Sub- Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Market Risk - Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

The identified cost of investments in securities owned by the Funds for federal income for federal income tax purposes and its respective gross unrealized appreciation and depreciation at January 31, 2021, were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$52,945,379	$13,616,200	$(3,286,765)	$10,329,435